Exhibit 99.1

Ventas, Inc.	111 South Wacker Drive, Suite 4800	Chicago, Illinois 60606	(877) 4-VENTAS	www.ventasreit.com

Contact:	David J. Smith (877) 4-VENTAS
VENTAS DECLARES PRORATED DIVIDEND IN CONNECTION WITH ACQUISITION
OF NATIONWIDE HEALTH PROPERTIES

CHICAGO, IL (June 20, 2011) — Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) announced today that its Board of Directors has declared a prorated dividend on the Company’s common stock, conditioned upon the completion of its pending acquisition of Nationwide Health Properties, Inc. (NYSE: NHP) (“NHP”) pursuant to a merger of NHP with and into a wholly owned subsidiary of Ventas (the “Merger”).
The dividend will be payable in cash to stockholders of record at the close of business on the last business day prior to the date on which the Merger becomes effective (the “Effective Time”). The per share dividend amount payable by Ventas will be equal to the Company’s most recent quarterly dividend rate ($0.575), multiplied by the number of days elapsed since the Company’s last dividend record date (June 10, 2011) through and including the day immediately prior to the day on which the Effective Time occurs, divided by the actual number of days in the calendar quarter in which such dividend is declared (91).
The Merger is expected to occur on or after July 1, 2011, subject to the approval of stockholders of NHP and Ventas and the satisfaction of customary closing conditions. Both companies have scheduled a special meeting of stockholders to consider and vote upon the proposed acquisition and related matters on July 1, 2011. There can be no assurance that all such closing conditions will be satisfied by July 1, that the Effective Time will occur on July 1 or that the Merger will occur.
Ventas, Inc., an S&P 500 company, is a leading healthcare real estate investment trust. Its diverse portfolio of more than 700 assets in 44 states (including the District of Columbia) and two Canadian provinces consists of seniors housing communities, skilled nursing facilities, hospitals, medical office buildings and other properties. After giving effect to the pending NHP transaction, Ventas’s portfolio will consist of more than 1,300 properties in 48 states (including the District of Columbia) and two Canadian provinces. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States.
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s or its tenants’, operators’, managers’ or borrowers’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements, which speak only as of the date on which they are made.

- MORE -

Ventas Declares Prorated Dividend
June 20, 2011

The Company’s actual future results and trends may differ materially depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to meet and/or perform their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including its pending transaction with NHP and those in different asset types and outside the United States; (d) the nature and extent of future competition; (e) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (f) increases in the Company’s cost of borrowing as a result of changes in interest rates and other factors; (g) the ability of the Company’s operators and managers, as applicable, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (h) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues and its ability to access the capital markets or other sources of funds; (i) the Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; (j) the Company’s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (k) final determination of the Company’s taxable net income for the year ended December 31, 2010 and for the year ending December 31, 2011; (l) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases and the Company’s ability to reposition its properties on the same or better terms in the event such leases expire and are not renewed by the Company’s tenants or in the event the Company exercises its right to replace an existing tenant upon default; (m) risks associated with the Company’s senior living operating portfolio, such as factors causing volatility in the Company’s operating income and earnings generated by its properties, including without limitation national and regional economic conditions, costs of materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (n) the movement of U.S. and Canadian exchange rates; (o) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators, including the rent escalator for Master Lease 2 with Kindred Healthcare, Inc., and the Company’s earnings; (p) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate liability and other insurance from reputable and financially stable providers; (q) the impact of increased operating costs and uninsured professional liability claims on the liquidity, financial condition and results of operations of the Company’s tenants, operators, borrowers and managers, and the ability of the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (r) risks associated with the Company’s MOB portfolio and operations, including its ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (s) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (t) the Company’s ability to maintain or expand its relationships with its existing and future hospital and health system clients; (u) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (v) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; and (w) the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Company or its major tenants, operators or managers. Many of these factors are beyond the control of the Company and its management.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Ventas has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Ventas and NHP and that also constitutes a prospectus for Ventas. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Ventas and NHP with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas’s website at www.ventasreit.com, and copies of the documents filed by NHP with the SEC are available free of charge on NHP’s website at www.nhp-reit.com.

- MORE -

Ventas Declares Prorated Dividend
June 20, 2011

Ventas, NHP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ventas’s and NHP’s shareholders in respect of the proposed transaction. Information regarding Ventas’s directors and executive officers can be found in Ventas’s definitive proxy statement filed with the SEC on March 28, 2011. Information regarding NHP’s directors and executive officers can be found in NHP’s Annual Report on Form 10-K/A filed with the SEC on April 26, 2011. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction. These documents are available free of charge on the SEC’s website and from Ventas or NHP, as applicable, using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

- END -